Exhibit 99.4

                                 PROMISSORY NOTE


Amount: Aggregate amount set forth in Schedule A of             August 13, 2001
Purchase Agreement (as defined below)

     FOR VALUE RECEIVED, pursuant to the terms of that certain Series A Stock Purchase Agreement ("Purchase Agreement," all of the terms and defined terms of which are incorporated herein) among Tanisys Technology, Inc., a Wyoming corporation ("Borrower"), and the Persons and Entities Listed on the Schedule of Purchasers Thereto ("Purchasers or Lenders"), Borrower promises to pay to the order of the Lenders the principal sum equal to the aggregate amount set forth in Section 1.5 of the Purchase Agreement (the "Debt"). All sums hereunder are payable to Lenders at their addresses, as listed in the Schedule of Purchasers attached to the Purchase Agreement, or at such other locations as Lenders may designate in writing from time to time, in lawful currency of the United States of America and in immediately available funds. All payments and prepayments made hereunder shall be made without setoff, counterclaim or deduction of any kind.

     1. Terms and Repayment. This Note shall be paid by the Borrower in quarterly installments to the Lenders commencing March 31, 2002. The payments shall be calculated by multiplying the excess of the quarterly EBITDA for the Borrower less quarterly capital expenditures over $300,000, by .5 (or 50%). Such payments shall be paid until the Debt has been repaid in full. The affirmative consent of New Century shall be required and sufficient to approve any capital expenditures that would exceed the budget contained in Exhibit B to the Purchase Agreement. At the sole option of New Century, the payments required herein may be converted into Series A Preferred shares, in lieu of cash, at a price equal to the Series A Preferred Purchase Price (or as such Price may be adjusted as provided in Section 1.3 of the Purchase Agreement). If New Century does not elect to convert such required payments into Series A Preferred, the required payments shall be paid in cash in accordance with the foregoing provisions. If the Debt is not repaid in full to the Lenders on or before July 15, 2003, at New Century's sole option, the Borrower shall issue to the Lenders, pro rata, additional Series A Preferred equal in number to fifty percent (50%) of the then outstanding Common Stock and Preferred Stock (including the outstanding Series A Preferred), and any Common Stock equivalents, including but not limited to any options, warrants or other rights to subscribe for any Common Stock, on an as-if converted and fully diluted basis; provided, if such option is not exercised, the Debt shall then mature and be payable in full on July 13, 2003. The Debt may not be prepaid. Prior to maturity, the Debt shall not include any interest payable thereupon; upon maturity, and until such time that New Century exercises the option described immediately hereinabove, the Debt shall accrue interest at 18% per annum.

     2. Waiver. Borrower, and each surety, endorser, guarantor and other party now or hereafter liable for the payment of any sums of money payable on this Note, hereby severally (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, filing of suit and diligence in collecting this Note or enforcing any other security with respect to same, (b) agree to any

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substitution,  subordination,  exchange  or release of any such  security or the release of any parties primarily or secondarily liable hereon, (c) agree that Lenders shall not be required first to institute suit or exhaust its remedies hereon against Borrower, or others liable or to become liable hereon or to enforce its rights against them or any security with respect to same, (d) consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes, without notice thereof, and (e) agree to the application of any deposit balance with Lenders as payment or part payment hereon or as an offset hereto.

     3. No Waiver. The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more event of default shall not constitute a waiver of the right of Lenders to exercise the same or any other remedy at that time or at any subsequent time with respect to such event of default or any other event of default. The remedies of Lenders, as provided in this Note, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of Lenders. The acceptance by Lenders of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of or impair, reduce, release or extinguish any of the rights or remedies of Lenders to exercise the foregoing remedy or any other remedy granted to Lenders in this Note, at that time or at any subsequent time, or nullify any prior exercise of any such remedy.

     4. Event of Default. Failure to pay this Note or any installment hereof, or the occurrence of any event of default, as defined in the Security Agreement attached as an exhibit to the Purchase Agreement ("Security Agreement") and signed by the Borrower, after written notice by Lenders to Borrower with no required cure pursuant to the terms of the Security Agreement, shall mature this Note and the principal then remaining unpaid, which shall at once become due and payable and Lenders may enforce all their rights and remedies as provided in the Purchase Agreement, the Security Agreement and all other documents related thereto.

     5. Purpose. Borrower warrants and represents that the proceeds of this Note are to be used for the business purposes and no portion thereof will be used for personal, family or household use.

     6. Attorney's Fees and Cost of Collection. If this Note is not paid at maturity (whether by acceleration or otherwise) and is placed in the hands of an attorney for collection, or if it is collected through a bankruptcy or any other court, then Lenders shall be entitled to reasonable attorneys' fees and other costs of collection.

     7. Limitation on Interest. Borrower acknowledges and agrees that it is the intention of the Lenders and Borrower to conform strictly to the usury laws in force that apply to this transaction. Accordingly, all agreements between Lenders and Borrower (including, without limitation, this Note), whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall any interest (and all other sums that are deemed to be interest) contracted

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for,  charged  or  received  by  Lenders  exceed the  interest  permitted  under applicable law of the State of Texas, or any other applicable law.

     8. Exchange. At New Century's sole option, this instrument may be exchanged for one or more instruments, issuable by Borrower to each holder of Series A Preferred, pro rata, in the aggregate amount of the Debt.

     9. Subordination. This instrument and the Debt shall be subordinate to Borrower's obligations to Silicon Valley Bank.

     10. GOVERNING LAW/VENUE. THIS NOTE SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.


                                                     BORROWER:

                                                     Tanisys Technology, Inc.,
                                                     a Wyoming corporation


                                                     /s/ Charles T. Comiso
                                                     ---------------------------
                                                     Charles T. Comiso
                                                     President


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